Exhibit 99.2

November 2015 A Leading National Provider of Post-Acute Services

Safe Harbor Statement Certain statements in this presentation regarding the expected benefits of the Skilled Healthcare transaction, future opportunities for the Company and any other statements regarding the Company’s future expectations, beliefs, goals, strategies or prospects contained in this presentation constitute “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. A number of important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including changes in the Company’s reimbursement rates; healthcare reform legislation; the impact of government investigations and legal actions against the Company’s centers and other factors described in the most recent Annual Report on Form 10-K of the Company and elsewhere in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any of these forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances. References made in this presentation to "Genesis," "the Company," "we," "us" and "our" refer to Genesis HealthCare, Inc. and each of its wholly-owned companies. 1

AGENDA Genesis’ Growth Strategy Financial Summary Genesis HealthCare Overview

Genesis HealthCare

Genesis HealthCare is now one of the largest providers of post-acute care services in the nation.

~100,000
dedicated teammates

500+
facilities

34
States

Competitive Strengths

- 199 clinical specialty units.
- More than 350 Genesis physicians and nurse practitioners.
- Strong referral network with hospitals.
- Genesis also supplies contract rehabilitation services across 45 states.

3

Genesis HealthCare®

Revenue: $1,414 507 Facilities + 24 Facilities 428 Facilities 234 Facilities 214 Facilities 214 Facilities December 2003: GHC spun off as a separate publicly traded company February 2015: Acquired Skilled Healthcare; publicly traded NYSE:GEN Long Track Record of Growth July 2007: LBO by Formation Capital and JER Partners April 2011: Sale/leaseback with Health Care REIT for $2.4B December 2012: Acquired Sun Healthcare for $300M $ in millions 4 2003 2007 2011 2012 2015 Revenue: $1,973 Revenue: $2,746 Revenue: $3,081 Est. Revenue: $5,658

Broad Combined Geographic Scale Over 500 SNF and ALF facilities across 34 states Top 5 states by licensed beds: PA: 10.8% NJ: 9.0% MD: 7.5% CA: 7.3% MA: 7.0% Source: Company information, October 2015 5

104 207 Genesis Rehabilitation & Respiratory Services 8 21 1 15 16 7 15 6 15 34 81 140 6 4 2 19 6 40 20 9 40 58 102 81 92 90 14 22 7 48 15 42 54 28 105 12 8 55 8 Current Operations (w/number of locations) DC 4 Hawaii 5 Expansive Service Contract Footprint 4 3 64 6

AGENDA Genesis’ Growth Strategy Financial Summary Genesis HealthCare Overview

Genesis Growth Strategy

Track record of creating value

Estimated Annual EBITDAR ~6%

Acquisition & Development

- PowerBack Development
- Small Scale Acquisitions

2%+

Genesis Rehab Services

- Contract Growth
- Vitality to You

1-2%+

Organic Growth

- Specialty Units
- Genesis Physician Services
- Managed Care
- BPCI

1-2%

8

Genesis HealthCare

Organic Growth: Enhancing Skilled Mix through Focus on High Acuity Patients As of November 2015 # of Specialty Units Short-Term Specialties PowerBack Rehabilitation 11 Transitional Care Units 108 Progression Orthopedic Units 4 Long-Term Specialties Alzheimer’s Units 59 Ventilator Care Units 8 Dialysis Units 9 9 Transitional Care Units A rapid recovery option for patients requiring post-acute rehab and medical services due to illness, surgery or injury. Offers enhanced clinical services in a designated unit with higher licensed clinical staffing Homestead (Alzheimer’s) Offers a safe, secure, home-like environment with consistent staff to promote relationships and stable family atmosphere Progression Unit A short stay option for patients requiring orthopedic rehabilitation after hospital discharge, but before going home Ventilator Care Designed for patients who need short-term or continuous ventilator care or rehab Dialysis On-site services for patients requiring treatment for end-stage renal disease along with skilled care PowerBack Aggressive, highly personalized care plans designed to get patients home sooner Specialty Care Units

Organic Growth: Genesis Physician Services (“GPS”) 10 Group practice specializing in sub-acute, skilled nursing & long-term care Dedicated Medical Directors & full-/ part-time Attending Physicians, NPs and PAs Clinical care partners for the entire Genesis care team 70% of facility admissions are seen by GPS providers (where a GPS presence exists) 525,000 patient visits annually Full & Part-Time Provider Growth 74 95 128 160 197 208 101 115 122 150 162 160 175 210 250 310 359 368 0 50 100 150 200 250 300 350 400 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Jun-15 Nurse Practitioners Physicians

Organic Growth: Post-Healthcare Reform Environment Managed Care Strategy Build upon strong relationships with national and regional managed care plans Reduces readmissions Improves quality outcomes Creates efficiency in the healthcare delivery system Capture additional patient referrals resulting from expanded coverage through healthcare reform Readmission Incentive programs 11

3 Episode Initiating Skilled Nursing Facilities 4/1/15 7/1/15 10/1/15 3/31/18 6/30/18 9/30/18 3-Year Demonstration Period Organic Growth: Genesis Bundled Payment Participation $13MM Medicare Costs Under Management $35MM Medicare Costs Under Management $80MM Medicare Costs Under Management 12 10 Episode Initiating Skilled Nursing Facilities 19 Episode Initiating Skilled Nursing Facilities

Growth Strategies: Genesis Rehab Services 13 Organic net location growth – 100 per year On July 1, 2015, signed 91 new contract sites + 22 outpatients rehab sites; Genesis/Formation acquisition/development strategy Expand into new states post Skilled transaction Expansion of Outpatient Services Vitality to You Home Health collaboration Expansion to China - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2011 2012 2013 2014 2015 GRS Contract Growth

Acquisition & Development: Specialized Services & Buildings Aggressive, highly personalized rehabilitation designed to get patients home sooner 5 Reconfigured 3 New build, state-of-the art facilities 3 Acquired Accelerate growth in higher margin, higher skilled services 11 operational PowerBack facilities across 5 states 5 additional PowerBacks in the pipeline 100% Short-Stay / Post-Acute Facilities 14

Transformative Acquisitions Opportunities Pursue smaller, attractive M&A and development opportunities Small Scale Acquisitions 2013 - 2015 Development Projects Beds Type Facility State Opening Date 124 SNF PowerBack NJ January 2013 120 SNF Replacement MA February 2013 124 SNF PowerBack NJ December 2014 120 SNF Replacement MD December 2014 99 SNF PowerBack CO May 2015 130 SNF Replacement MD October 2015 124 SNF PowerBack NJ October 2015 15 Beds Type State Acquisition Date 108 PowerBack CO Mar-14 120 SNF NJ May-14 104 SNF DE Aug-14 125 SNF AL Sep-14 32 ALF AL Sep-14 68 SNF NH Nov-14 140 SNF TX Feb-15 90 PowerBack TX May-15 60 PowerBack TX May-15 Acquisition of 24 Revera facilities planned for end of year 2015 16 recent or planned smaller scale acquisitions / development projects $250 million of steady state total revenue $47 million of steady state EBITDAR Accretive Smaller Scale Opportunities Sun Healthcare – 2012 $1.9 Billion in Revenues Skilled Healthcare - 2015 $0.85 Billion in Revenues Acquisition & Development: Small Scale Opportunities

AGENDA Genesis’ Growth Strategy Financial Summary Genesis HealthCare Overview

Pro Forma Financial Summary – Nine Months Ended September 30, 2015 17 Consistent Quarterly EBITDAR & EBITDA Growth 1Q 2Q 3Q EBITDAR EBITDA 6.1% 5.8% 6.3% 10.5% 10.0% 13.1% YTD thru 9/30/15 6.1% 11.1%

2015 Guidance (As Included in Earnings Release Dated Nov. 5, 2015) 18 Mid-point of EBITDAR Guidance implies: 10.7% EBITDAR 25.4% EBITDA Growth vs. 2014 Guidance (in thousands, except EPS) Low End of Range High End of Range Net Revenues 5,618,438 $ 5,698,438 $ Adjusted EBITDAR 755,050 770,037 Adjusted EBITDA 267,618 282,605 Earnings per share, diluted 0.34 $ 0.39 $

Capital Strengthening Initiatives 19 Initiative Timing Impact HUD Refinancing $360 M Bridge Loan $400 M Add’l Capacity Requested Approved Closing through Q1 – Q2 2016 $14 M annual pre-tax interest savings Attractive financing for future acquisitions Non-Strategic Asset Sales $27M sales completed $100 to $150M potential over 6-9 months Proceeds redeployed at accretive return or pay down 10% term debt REIT Transactions 21 facility acquisitions 12 facility divestitures Rent pre-payments 4 divestures & 1 acquisition complete yielding $6.3M reduced rent Remainder to close in stages – majority 2016 Annual pre-tax rent reduced $35 M Facility ownership increased from 15% to 23% (pro forma for Revera) Reducing fixed charges, increasing facility ownership and reducing cost of capital

Projected Value Creation of Known Transactions Purpose: To illustrate the estimated the accretive impact of all significant transactions that have closed or are expected to close through 2016. This schedule excludes routine organic growth. * - Proceeds of non-strategic asset sales, if any, estimated between $100 M to $150 M will be used to finance the equity component of the Revera Acquisition and the REIT Transactions. 20 $ in millions Mid-point 2015 Guidance Incremental Skilled Transaction Synergies Year over Year Impact of Recently Added Therapy Contracts Completed New Builds & Acquisitions HUD Refi Revera Acquisition REIT Transactions Non- Strategic Asset Sales * $ % Revenue 5,658.4 $ 1.1 $ 35.0 $ 75.0 $ - $ 281.1 $ (46.8) $ (168.7) $ 176.8 $ 3.1% EBITDAR 762.5 11.2 3.8 17.6 - 34.3 (3.2) (15.8) 47.9 6.3% Cash Basis Rent 487.4 - 0.4 9.3 - 4.0 (30.7) (2.8) (19.8) EBITDA 275.1 11.2 3.4 8.3 - 30.3 27.5 (13.0) 67.7 24.6% Free Cash Flow 70.7 6.7 2.0 5.0 8.6 15.9 16.9 (7.8) 47.4 67.1% Net Debt 989.7 - - - - 167.0 175.0 - 342.0 Expected Timing Complete Complete Complete Expected completion by end of 2Q16 Expected closing by end of 2015 Expected to close over course of 2015 and 2016 Expected by mid 2016 2016 Impact If All Transactions Were in Place January 1, 2016 Total Impact

Recent Successes and Opportunities Integration of Skilled Healthcare going well Strong EBITDA growth quarter-over-quarter Expanding real estate ownership Consolidated rent coverage improvement Positive capital structure momentum Favorable industry fundamentals 21

APPENDIX

Use of Non-GAAP Measures This presentation includes references to EBITDAR, Adjusted EBITDAR, EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position and cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Genesis has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. We believe that the presentation of EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides consistency in our financial reporting and provides a basis for the comparison of results of core business operations between our current, past and future periods. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business from period-to-period without the effect of expenses, revenues and gains (losses) that are unrelated to the day-to-day performance of our consolidated and segmented business but are required to reported in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). We also use EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to benchmark the performance of our consolidated and segmented business against expected results, analyzing year-over-year trends as described below and to compare our operating performance to that of our competitors. Management uses EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR to assess the performance of our core business operations, to prepare operating budgets and to measure our performance against those budgets on a consolidated and segment level. Segment management uses these metrics to measure performance on a business unit by business unit basis. We typically use Adjusted EBITDA and Adjusted EBITDAR for these purposes on a consolidated basis as the adjustments to EBITDA and EBITDAR are not generally allocable to any individual business unit and we typically use EBITDA and EBITDAR to compare the operating performance of each skilled nursing and assisted living facility, as well as to assess the performance of our operating segments. EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are useful in this regard because they do not include such costs as interest expense (net of interest income), income taxes, depreciation and amortization expense, rent cost of revenue (in the case of EBITDAR and Adjusted EBITDAR) and special charges, which may vary from business unit to business unit and period-to-period depending upon various factors, including the method used to finance the business, the amount of debt that we have determined to incur, whether a facility is owned or leased, the date of acquisition of a facility or business, the original purchase price of a facility or business unit or the tax law of the state in which a business unit operates. These types of charges are dependent on factors unrelated to the underlying business unit performance. As a result, we believe that the use of adjusted net income per share, EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR provides a meaningful and consistent comparison of our underlying business units between periods by eliminating certain items required by U.S. GAAP which have little or no significance to their day-to-day operations. The use of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR or other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA, EBITDAR, Adjusted EBITDA or Adjusted EBITDAR. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the U.S. GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by U.S. GAAP, nor should these measures be relied upon to the exclusion of U.S. GAAP financial measures. EBITDA, EBITDAR, Adjusted EBITDA, Adjusted EBITDAR and other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. You are strongly encouraged to review our financial information in its entirety and not to rely on any single financial measure.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE DATA) 2015 2014 2015 2014 Net revenues 1,416,027 $ 1,187,618 $ 4,178,503 $ 3,574,813 $ Salaries, wages and benefits 833,415 723,586 2,445,074 2,162,064 Other operating expenses 332,918 265,283 993,715 798,432 General and administrative costs 46,110 36,341 131,126 108,187 Provision for losses on accounts receivable 23,346 17,285 68,855 52,881 Lease expense 37,655 32,921 113,033 98,629 Depreciation and amortization expense 62,505 48,701 176,043 145,131 Interest expense 128,538 112,121 376,236 330,771 (Gain) loss on extinguishment of debt (3,104) - 130 679 Investment income (353) (1,468) (1,200) (2,847) Other loss (income) 38 30 (7,522) (637) Transaction costs 3,306 1,736 92,016 5,283 Skilled Healthcare loss contingency expense 30,000 - 31,500 - Equity in net (income) loss of unconsolidated affiliates (640) 207 (1,153) (139) Loss before income tax benefit (77,707) (49,125) (239,350) (123,621) Income tax benefit (16,726) (6,518) (26,793) (9,368) Loss from continuing operations (60,981) (42,607) (212,557) (114,253) Income (loss) from discontinued operations, net of taxes 39 (1,191) (1,571) (5,561) Net loss (60,942) (43,798) (214,128) (119,814) Less net loss (income) attributable to noncontrolling interests 31,990 (961) 53,424 (1,370) Net loss attributable to Genesis Healthcare, Inc. (28,952) $ (44,759) $ (160,704) $ (121,184) $ Loss per common share: Basic and diluted: Weighted average shares outstanding for basic and diluted loss from continuing operations per share 89,213 49,865 84,615 49,865 Basic and diluted net loss per common share: Loss from continuing operations attributable to Genesis Healthcare, Inc. (0.32) $ (0.88) $ (1.88) $ (2.32) $ Loss from discontinued operations 0.00 (0.02) (0.02) (0.11) Net loss attributable to Genesis Healthcare, Inc. (0.32) $ (0.90) $ (1.90) $ (2.43) $ Three months ended September 30, Nine months ended September 30,

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (IN THOUSANDS September 30, 2015 December 31, 2014 Assets: Current assets: Cash and equivalents 59,671 $ 87,548 $ Accounts receivable, net of allowances for doubtful accounts 759,305 605,830 Other current assets 185,184 202,808 Total current assets 1,004,160 896,186 Property and equipment, net of accumulated depreciation 3,965,527 3,493,250 Identifiable intangible assets, net of accumulated amortization 219,028 173,112 Goodwill 444,446 169,681 Other long-term assets 488,200 409,179 Total assets 6,121,361 $ 5,141,408 $ Liabilities and Stockholders' Deficit: Current liabilities: Accounts payable and accrued expenses 395,468 $ 320,339 $ Accrued compensation 222,689 192,838 Other current liabilities 162,206 147,405 Total current liabilities 780,363 660,582 Long-term debt 1,036,882 525,728 Capital lease obligations 1,053,547 1,002,762 Financing obligations 2,993,670 2,911,200 Other long-term liabilities 563,295 498,626 Stockholders' deficit (306,396) (457,490) Total liabilities and stockholders' deficit 6,121,361 $ 5,141,408 $

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (IN THOUSANDS) 2015 2014 Net cash (used in) provided by operating activities (4,949) $ 85,364 $ Net cash used in investing activities (67,933) (67,635) Net cash provided by (used in) financing activities 45,005 (5,575) Net (decrease) increase in cash and equivalents (27,877) 12,154 Beginning of period 87,548 61,413 End of period 59,671 $ 73,567 $ Nine months ended September 30,

RECONCILIATION OF NET (LOSS) INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND ADJUSTED EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	As reported	Adjustments			As adjusted
	Three months ended September 30, 2015	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses and newly divested facilities (b)	Other adjustments (c)	Three months ended September 30, 2015
Net revenues	$ 1,416,027	$ -	$ (10,750)	$ -	$ 1,405,277
Salaries, wages and benefits	833,415	-	(6,616)	(477)	826,322
Other operating expenses	332,918	-	(6,340)	686	327,264
General and administrative costs	46,110	-	-	(5,194)	40,916
Provision for losses on accounts receivable	23,346	-	(357)	-	22,989
Lease expense	37,655	86,221	(2,302)	-	121,574
Depreciation and amortization expense	62,505	(33,502)	(3,020)	-	25,983
Interest expense	128,538	(105,057)	-	-	23,481
Gain on extinguishment of debt	(3,104)	-	-	3,104	-
Other income	38	-	(38)	-	-
Investment income	(353)	-	-	-	(353)
Transaction costs	3,306	-	(63)	(3,243)	-
Skilled Healthcare loss contingency expense	30,000	-	-	(30,000)	-
Equity in net income of unconsolidated affiliates	(640)	-	-	-	(640)
(Loss) income before income tax benefit	$ (77,707)	$ 52,338	$ 7,986	$ 35,124	$ 17,741
Income tax (benefit) expense	(16,726)	12,149	1,854	8,153	5,430
(Loss) income from continuing operations	$ (60,981)	$ 40,189	$ 6,132	$ 26,971	$ 12,311
Income from discontinued operations, net of taxes	(39)	162	-	-	123
Net (loss) income attributable to noncontrolling interests	(31,990)	21,966	(351)	14,629	4,254
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (28,952)	$ 18,061	$ 6,483	$ 12,342	$ 7,934
Depreciation and amortization expense	62,505	(33,502)	(3,020)	-	25,983
Interest expense	128,538	(105,057)	-	-	23,481
Gain on extinguishment of debt	(3,104)	-	-	3,104	-
Other income	38	-	(38)	-	-
Transaction costs	3,306	-	(63)	(3,243)	-
Skilled Healthcare loss contingency expense	30,000	-	-	(30,000)	-
Income tax (benefit) expense	(16,726)	12,149	1,854	8,153	5,430
Loss from discontinued operations, net of taxes	(39)	162	-	-	123
Net (loss) income attributable to noncontrolling interests	(31,990)	21,966	(351)	14,629	4,254
EBITDA / Adjusted EBITDA	$ 143,576	$ (86,221)	$ 4,865	$ 4,985	$ 67,205
Lease expense	37,655	86,221	(2,302)	-	121,574
EBITDAR / Adjusted EBITDAR	$ 181,231	$ -	$ 2,563	$ 4,985	$ 188,779
(Loss) income per common share:					
Diluted:					
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	89,213				153,671
Diluted net (loss) income from continuing operations per share (e)	$ (0.32)				$ 0.07

See (a), (b), (c), (d) and (e) footnote references contained herein.

RECONCILIATION OF NET (LOSS) INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND ADJUSTED EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	As reported	Adjustments			As adjusted	Non-GAAP as adjusted	Pro forma adjusted
	Nine months ended September 30, 2015	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses and newly divested facilities (b)	Other adjustments (c)	Nine months ended September 30, 2015	Skilled Healthcare Group, Inc. one month ended January 31, 2015	Nine months ended September 30, 2015
Net revenues	$ 4,178,503	$ -	$ (32,115)	$ 388	$ 4,146,776	$ 71,288	$ 4,218,064
Salaries, wages and benefits	2,445,074	-	(19,129)	(477)	2,425,468	43,926	2,469,394
Other operating expenses	993,715	-	(15,993)	(10,534)	967,188	17,141	984,329
General and administrative costs	131,126	-	-	(7,456)	123,670	1,516	125,186
Provision for losses on accounts receivable	68,855	-	(608)	-	68,247	1,289	69,536
Lease expense	113,033	254,566	(7,230)	-	360,369	1,766	362,135
Depreciation and amortization expense	176,043	(101,291)	(4,463)	-	70,289	1,998	72,287
Interest expense	376,236	(311,371)	(40)	-	64,825	2,521	67,346
Loss on extinguishment of debt	130	-	-	(130)	-	-	-
Other income	(7,522)	-	(38)	7,560	-	11	11
Investment income	(1,200)	-	-	-	(1,200)	-	(1,200)
Transaction costs	92,016	-	(63)	(91,953)	-	-	-
Skilled Healthcare loss contingency expense	31,500	-	-	(31,500)	-		-
Equity in net income of unconsolidated affiliates	(1,153)	-	-	-	(1,153)	(146)	(1,299)
(Loss) income before income tax benefit	$ (239,350)	$ 158,096	$ 15,449	$ 134,878	$ 69,073	$ 1,266	$ 70,339
Income tax (benefit) expense	(26,793)	36,697	3,586	31,308	44,798	494	45,292
(Loss) income from continuing operations	$ (212,557)	$ 121,399	$ 11,863	$ 103,570	$ 24,275	$ 772	$ 25,047
Loss from discontinued operations, net of taxes	1,571	1,082	-	-	2,653	-	2,653
Net (loss) income attributable to noncontrolling interests	(53,424)	29,591	2,088	27,911	6,166	531	6,697
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (160,704)	$ 90,726	$ 9,775	$ 75,659	$ 15,456	$ 241	$ 15,697
Depreciation and amortization expense	176,043	(101,291)	(4,463)	-	70,289	1,998	72,287
Interest expense	376,236	(311,371)	(40)	-	64,825	2,521	67,346
Loss on extinguishment of debt	130	-	-	(130)	-	-	-
Other income	(7,522)	-	(38)	7,560	-	11	11
Transaction costs	92,016	-	(63)	(91,953)	-	-	-
Skilled Healthcare loss contingency expense	31,500	-	-	(31,500)	-	-	-
Income tax (benefit) expense	(26,793)	36,697	3,586	31,308	44,798	494	45,292
Loss from discontinued operations, net of taxes	1,571	1,082	-	-	2,653	-	2,653
Net (loss) income attributable to noncontrolling interests	(53,424)	29,591	2,088	27,911	6,166	531	6,697
EBITDA / Adjusted EBITDA	$ 429,053	$ (254,566)	$ 10,845	$ 18,855	$ 204,187	$ 5,796	$ 209,983
Lease expense	113,033	254,566	(7,230)	-	360,369	1,766	362,135
EBITDAR / Adjusted EBITDAR	$ 542,086	$ -	$ 3,615	$ 18,855	$ 564,556	$ 7,562	$ 572,118
(Loss) income per common share:							
Diluted:							
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	84,615						153,671
Diluted net (loss) income from continuing operations per share (e)	$ (1.88)						$ 0.27

See (a), (b), (c), (d) and (e) footnote references contained herein.

RECONCILIATION OF NET (LOSS) INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND ADJUSTED EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	As reported	Adjustments			As adjusted	Non-GAAP as adjusted	Pro forma adjusted
	Three months ended September 30, 2014	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses and newly divested facilities (b)	Other adjustments (c)	Three months ended September 30, 2014	Skilled Healthcare Group, Inc. three months ended September 30, 2014	Three months ended September 30, 2014
Net revenues	$ 1,187,618	$ -	$ (3,533)	$ -	$ 1,184,085	$ 207,840	$ 1,391,925
Salaries, wages and benefits	723,586	-	(3,444)	(308)	719,834	128,793	848,627
Other operating expenses	265,283	-	(1,744)	(1,290)	262,249	36,122	298,371
General and administrative costs	36,341	-	-	-	36,341	11,789	48,130
Provision for losses on accounts receivable	17,285	-	-	-	17,285	3,737	21,022
Lease expense	32,921	80,625	(528)	-	113,018	5,146	118,164
Depreciation and amortization expense	48,701	(33,232)	(41)	-	15,428	6,120	21,548
Interest expense	112,121	(99,188)	-	-	12,933	7,836	20,769
Other (income) loss	30	-	-	(30)	-	26	26
Investment income	(1,468)	-	-	-	(1,468)	-	(1,468)
Transaction costs	1,736	-	-	(1,736)	-	-	-
Equity in net loss of unconsolidated affiliates	207	-	-	-	207	(568)	(361)
(Loss) income before income tax benefit	$ (49,125)	$ 51,795	$ 2,224	$ 3,364	$ 8,258	$ 8,839	$ 17,097
Income tax (benefit) expense	(6,518)	5,190	194	345	(789)	3,105	2,316
(Loss) income from continuing operations	$ (42,607)	$ 46,605	$ 2,030	$ 3,019	$ 9,047	$ 5,734	$ 14,781
Loss (income) from discontinued operations, net of taxes	1,191	(621)	-	-	570	-	570
Net loss attributable to noncontrolling interests	961	-	-	-	961	-	961
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (44,759)	$ 47,226	$ 2,030	$ 3,019	$ 7,516	$ 5,734	$ 13,250
Depreciation and amortization expense	48,701	(33,232)	(41)	-	15,428	6,120	21,548
Interest expense	112,121	(99,188)	-	-	12,933	7,836	20,769
Other (income) loss	30	-	-	(30)	-	(7)	(7)
Transaction costs	1,736	-	-	(1,736)	-	-	-
Income tax (benefit) expense	(6,518)	5,190	194	345	(789)	3,105	2,316
Loss (income) from discontinued operations, net of taxes	1,191	(621)	-	-	570	-	570
Net income attributable to noncontrolling interests	961	-	-	-	961	-	961
EBITDA / Adjusted EBITDA	$ 113,463	$ (80,625)	$ 2,183	$ 1,598	$ 36,619	$ 22,788	$ 59,407
Lease expense	32,921	80,625	(528)	-	113,018	5,146	118,164
EBITDAR / Adjusted EBITDAR	$ 146,384	$ -	$ 1,655	$ 1,598	$ 149,637	$ 27,934	$ 177,571
Loss per common share:							
Diluted:							
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	49,865						
Diluted net (loss) income from continuing operations per share (e)	$ (0.88)						Not calculated

See (a), (b), (c), (d) and (e) footnote references contained herein.

RECONCILIATION OF NET (LOSS) INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND ADJUSTED EBITDAR

(UNAUDITED)
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	As reported	Adjustments			As adjusted	Non-GAAP as adjusted	Pro forma adjusted
	Nine months ended September 30, 2014	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses and newly divested facilities (b)	Other adjustments (c)	Nine months ended September 30, 2014	Skilled Healthcare Group, Inc. nine months ended September 30, 2014	Nine months ended September 30, 2014
Net revenues	$ 3,574,813	$ -	$ (10,711)	$ 1,166	$ 3,565,268	$ 622,143	$ 4,187,411
Salaries, wages and benefits	2,162,064	-	(8,488)	(2,014)	2,151,562	388,727	2,540,289
Other operating expenses	798,432	-	(4,796)	(2,123)	791,513	125,134	916,647
General and administrative costs	108,187	-	-	-	108,187	24,089	132,276
Provision for losses on accounts receivable	52,881	-	-	-	52,881	10,215	63,096
Lease expense	98,629	238,505	(1,613)	-	335,521	14,842	350,363
Depreciation and amortization expense	145,131	(98,625)	(114)	-	46,392	18,240	64,632
Interest expense	330,771	(292,256)	-	-	38,515	23,475	61,990
Loss on extinguishment of debt	679	-	-	(679)	-	-	-
Other (income) loss	(637)	-	-	637	-	(136)	(136)
Investment income	(2,847)	-	-	-	(2,847)	-	(2,847)
Transaction costs	5,283	-	-	(5,283)	-	-	-
Equity in net income of unconsolidated affiliates	(139)	-	-	-	(139)	(1,206)	(1,345)
(Loss) income before income tax benefit	$ (123,621)	$ 152,376	$ 4,300	$ 10,628	$ 43,683	$ 18,763	$ 62,446
Income tax (benefit) expense	(9,368)	11,547	326	805	3,310	7,553	10,863
(Loss) income from continuing operations	$ (114,253)	$ 140,829	$ 3,974	$ 9,823	$ 40,373	$ 11,210	$ 51,583
Loss from discontinued operations, net of taxes	5,561	(2,585)	-	-	2,976	-	2,976
Net loss attributable to noncontrolling interests	1,370	-	-	-	1,370	-	1,370
Net (loss) income attributable to Genesis Healthcare, Inc.	$ (121,184)	$ 143,414	$ 3,974	$ 9,823	$ 36,027	$ 11,210	$ 47,237
Depreciation and amortization expense	145,131	(98,625)	(114)	-	46,392	18,240	64,632
Interest expense	330,771	(292,256)	-	-	38,515	23,475	61,990
Loss on extinguishment of debt	679	-	-	(679)	-	21	21
Other (income) loss	(637)	-	-	637	-	(114)	(114)
Transaction costs	5,283	-	-	(5,283)	-	-	-
Income tax (benefit) expense	(9,368)	11,547	326	805	3,310	7,553	10,863
Loss (income) from discontinued operations, net of taxes	5,561	(2,585)	-	-	2,976	-	2,976
Net income attributable to noncontrolling interests	1,370	-	-	-	1,370	-	1,370
EBITDA / Adjusted EBITDA	$ 357,606	$ (238,505)	$ 4,186	$ 5,303	$ 128,590	$ 60,385	$ 188,975
Lease expense	98,629	238,505	(1,613)	-	335,521	14,842	350,363
EBITDAR / Adjusted EBITDAR	$ 456,235	$ -	$ 2,573	$ 5,303	$ 464,111	$ 75,227	$ 539,338
Loss per common share:							
Diluted:							
Weighted average shares outstanding for diluted (loss) income from continuing operations per share (d)	49,865						
Diluted net (loss) income from continuing operations per share (e)	$ (2.32)						Not calculated

See (a), (b), (c), (d) and (e) footnote references contained herein.

Notes

(a) Our leases are classified as either operating leases, capital leases or financing obligations pursuant to applicable guidance under U.S. GAAP. We view the primary provisions and economics of these leases, regardless of their accounting treatment, as being nearly identical. Virtually all of our leases are structured with triple net terms, have fixed annual rent escalators and have long-term initial maturities with renewal options. Accordingly, in connection with our evaluation of the financial performance of the Company, we reclassify all of our leases to operating lease treatment and reflect lease expense on a cash basis. This approach allows us to better understand the relationship in each reporting period of our operating performance, as measured by EBITDAR and Adjusted EBITDAR, to the cash basis obligations to our landlords in that reporting period, regardless of the lease accounting treatment. This presentation and approach is also consistent with the financial reporting and covenant compliance requirements contained in all of our major lease and loan agreements. The following table summarizes the reclassification adjustments necessary to present all leases as operating leases on a cash basis.

	Three months ended September 30, 2015	Three months ended September 30, 2014	Nine months ended September 30, 2015	Nine months ended September 30, 2014
	(in thousands)			
Lease expense:				
Cash rent - capital leases	$ 23,062	$ 22,374	$ 68,910	$ 66,768
Cash rent - financing obligations	64,736	61,375	191,571	181,007
Non-cash - operating lease arrangements	(1,577)	(3,124)	(5,915)	(9,270)
Lease expense adjustments	$ 86,221	$ 80,625	$ 254,566	$ 238,505
Depreciation and amortization expense:				
Capital lease accounting	$ (8,495)	$ (8,848)	$ (26,570)	$ (27,128)
Financing obligation accounting	(25,007)	(24,384)	(74,721)	(71,497)
Depreciation and amortization expense adjustments	$ (33,502)	$ (33,232)	$ (101,291)	$ (98,625)
Interest expense:				
Capital lease accounting	$ (26,503)	$ (25,287)	$ (78,146)	$ (74,496)
Financing obligation accounting	(78,554)	(73,901)	(233,225)	(217,760)
Interest expense adjustments	$ (105,057)	$ (99,188)	$ (311,371)	$ (292,256)
Total pre-tax lease accounting adjustments	$ (52,338)	$ (51,795)	$ (158,096)	$ (152,376)

(b) The acquisition and construction of new businesses has become an important element of our growth strategy. Many of the businesses we acquire have a history of operating losses and continue to generate operating losses in the months that follow our acquisition. Newly constructed or developed businesses also generate losses while in their start-up phase. We view these losses as both temporary and an expected component of our long-term investment in the new venture. We adjust these losses when computing Adjusted EBITDAR and Adjusted EBITDA in order to better evaluate the performance of our core business. The activities of such businesses are adjusted when computing Adjusted EBITDAR and Adjusted EBITDA until such time as a new business generates positive Adjusted EBITDA. The operating performance of new businesses are no longer adjusted when computing Adjusted EBITDAR and Adjusted EBITDA beginning the period in which a new business generates positive Adjusted EBITDA and all periods thereafter. The divestiture of underperforming or non-strategic facilities has also become an important element of our earnings optimization strategy. We eliminate the results of divested facilities beginning in the quarter in which they become divested. We view the losses associated with the wind down of such divested facilities as non-recurring and not indicative of the performance of our core business.

(c) Other adjustments represent costs or gains associated with transactions or events that we do not believe are reflective of our core recurring operating business. Other adjustments also include the effect of expensing non-cash stock-based compensation related to restricted stock units. The following items were realized in the periods presented.

Notes

	Three months ended September 30,		Nine months ended September 30,	
	2015	2014	2015	2014
	(in thousands)			
Severance and restructuring (1)	$ 742	$ 507	$ 3,121	$ 2,213
Regulatory defense and related costs (2)	2,293	460	2,755	1,960
New business development costs (3)	-	631	-	1,130
Self insurance adjustment (4)	-	-	10,500	-
Transaction costs (5)	3,243	1,736	91,953	5,283
Skilled Healthcare loss contingency expense (8)	30,000	-	31,500	-
Loss on early extinguishment of debt	(3,104)	-	130	679
Other income (6)	-	30	(7,560)	(637)
Stock based compensation (7)	1,950	-	2,479	-
Tax benefit from total adjustments	(8,153)	(345)	(31,308)	(805)
Total other adjustments	$ 26,971	$ 3,019	$ 103,570	$ 9,823

(1) We incurred costs related to the termination, severance and restructuring of certain components of the Company's business.

(2) We incurred legal defense and other related costs in connection with certain matters in dispute or under appeal with regulatory agencies.

(3) We incurred business development costs in connection with the evaluation and start-up of services outside our existing service offerings.

(4) We incurred a self-insured program adjustment for the actuarially developed GLPL and worker's compensation claims related to policy periods 2014 and prior. The Company also recorded approximately $6 million of incremental development related to the first nine months of 2015, which has not been excluded from our non-GAAP results.

(5) We incurred costs associated with transactions including the combination with Skilled Healthcare Group, Inc. and other transactions.

(6) We realized a net gain on the sale of certain assets in the nine months ended September 30, 2015.

(7) We incurred $2.0 million of non-cash stock-based compensation related to restricted stock units.

(8) We recognized $31.5 million of loss contingency expense associated with three Skilled Healthcare regulatory matters.

(d) Assumes 153.7 million diluted weighted average common shares outstanding and common stock equivalents on a fully exchanged basis.

(e) Pro forma adjusted income from continuing operations per share assumes a calculated tax rate of 40%, and is computed as follows: Pro forma adjusted income before income taxes x (1 - 40% tax rate) / diluted weighted average shares on a fully exchanged basis.

Skilled Healthcare: Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

(UNAUDITED)
(IN THOUSANDS)

	GAAP as reported One month ended January 31, 2015	Adjust	Non-GAAP as adjusted One month ended January 31, 2015	GAAP as reported Three months ended September 30, 2014	Adjust	Non-GAAP as adjusted Three months ended September 30, 2014	GAAP as reported Nine months ended September 30, 2014	Adjust	Non-GAAP as adjusted Nine months ended September 30, 2014
Net revenues	$ 71,288	$ -	$ 71,288	$ 208,618	$ (778)	$ 207,840	$ 622,897	$ (754)	$ 622,143
Salaries, wages and benefits	44,842	(916)	43,926	129,198	(405)	128,793	389,444	(717)	388,727
Other operating expenses	17,486	(345)	17,141	43,829	(7,707)	36,122	141,796	(16,662)	125,134
General and administrative costs	**1,516**	-	1,516	12,780	(991)	11,789	26,151	(2,062)	24,089
Provision for losses on accounts receivable	1,289	-	1,289	3,737	-	3,737	10,362	(147)	10,215
Lease expense	1,766	-	1,766	5,146	-	5,146	14,842	-	14,842
Depreciation and amortization expense	1,998	-	1,998	6,120	-	6,120	18,240	-	18,240
Interest expense	2,521	-	2,521	7,836	-	7,836	23,475	-	23,475
Loss on extinguishment of debt	-	-	-	21	(21)	-	843	(843)	-
Impairment of long-lived assets	-	-	-	-	-	-	82	(82)	-
Other (income) loss	11	-	11	26		26	(136)	-	(136)
Transaction costs	4,638	(4,638)	-				-	-	
Equity in net income of unconsolidated affiliates	(146)	-	(146)	(568)	-	(568)	(1,206)	-	(1,206)
Income tax (benefit) expense	(1,807)	2,301	494	(150)	3,255	3,105	(153)	7,706	7,553
Net (loss) income	**(2,826)**	**3,598**	**772**	**643**	**5,091**	**5,734**	**(843)**	**12,053**	**11,210**
Depreciation and amortization expense	1,998	-	1,998	6,120	-	6,120	18,240	-	18,240
Interest expense	2,521	-	2,521	7,836	-	7,836	23,475	-	23,475
Loss on extinguishment of debt	-	-	-	-	-	-	843	(822)	21
Transaction costs	4,638	(4,638)						-	
Impairment of long-lived assets	-	-	-	-	-	-	82	(82)	-
Other (income) loss	11	-	11	(7)		(7)	(114)	-	(114)
Income tax (benefit) expense	(1,807)	2,301	494	(150)	3,255	3,105	(153)	7,706	7,553
EBITDA / Adjusted EBITDA	4,535	1,261	5,796	14,442	8,346	22,788	41,530	18,855	60,385
Lease expense	1,766	-	1,766	5,146	-	5,146	14,842	-	14,842
EBITDAR / Adjusted EBITDAR	$ 6,301	$ 1,261	$ 7,562	$ 19,588	$ 8,346	$ 27,934	$ 56,372	$ 18,855	$ 75,227

The following adjustments represent costs or gains associated with transactions or events that we do not believe are reflective of Skilled Healthcare Group's recurring operating business.

	One month ended January 31, 2015	Three months ended September 30, 2014	Nine months ended September 30, 2014
Severance and restructuring	$ 1,220	$ 359	$ 1,430
Regulatory defense and related costs	41	-	-
Exist costs of divested facilities	-	57	397
Professional fees related to non-routine matters	-	6,377	13,896
Losses at skilled nursing facility not at full operation	-	450	583
Loss on disposal of asset	-	**68**	**68**
Loss on extinguishment of debt	-	21	843
Non-cash stock compensation	**371**	**1,014**	**2,460**
Impairment of long-lived assets	-	-	82
Transaction costs	4,267	-	-
Tax benefit of total adjustments	(2,301)	(3,255)	(7,706)
Total adjustments	$ 3,598	$ 5,091	$ 12,053

2015 Guidance – Low End of Range

Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

(IN THOUSANDS, EXCEPT EPS)

		Adjustments			As adjusted
	Twelve months ended December 31, 2015	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses and newly divested facilities (b)	Other adjustments (c)	Twelve months ended December 31, 2015
Net revenues	$ 5,660,915	$ -	$ (42,865)	$ 388	$ 5,618,438
Salaries, wages and benefits	3,315,945	-	(25,745)	(1,393)	3,288,807
Other operating expenses	1,347,860	-	(22,333)	(13,914)	1,311,613
General and administrative costs	177,340	-	-	(9,406)	167,934
Provision for losses on accounts receivable	99,049	-	(965)	-	98,084
Lease expense	159,721	334,941	(7,230)	-	487,432
Depreciation and amortization expense	236,299	(137,324)	(4,463)	-	94,512
Interest expense	507,243	(421,251)	(40)	-	85,952
Loss (gain) on extinguishment of debt	130	-	-	(130)	-
Other (income) loss	(7,522)	-	(38)	7,560	-
Investment income	(2,000)	-	-	-	(2,000)
Transaction costs	96,654	-	(63)	(96,591)	-
Skilled Healthcare loss contingency expense	31,500	-	-	(31,500)	-
Equity in net income of unconsolidated affiliates	(1,050)	-	-	-	(1,050)
(Loss) income before income tax expense	(300,254)	223,634	18,012	145,762	87,154
Income tax expense (benefit)	(120,102)	89,454	7,205	58,305	34,862
Income (loss) from continuing operations	(180,152)	134,180	10,807	87,457	52,292
Earnings (loss) per share, diluted:	**$ (1.17)**				**$ 0.34**
Weighted-average common shares outstanding, diluted, on a fully exchanged basis	***154,603***				***154,603***
Adjustments to Compute EBITDA/Adjusted EBITDA and EBITDAR / Adjusted EBITDAR					
Depreciation and amortization expense	236,299	(137,324)	(4,463)	-	94,512
Interest expense	507,243	(421,251)	(40)	-	85,952
Loss (gain) on extinguishment of debt	130	-	-	(130)	-
Other (income) loss	(7,522)	-	(38)	7,560	-
Transaction costs	96,654	-	(63)	(96,591)	-
Skilled Healthcare loss contingency expense	31,500	-	-	(31,500)	-
Income tax expense (benefit)	(120,102)	89,454	7,205	58,305	34,862
EBITDA / Adjusted EBITDA	$ 564,050	$ (334,941)	$ 13,408	$ 25,101	$ 267,618
Lease expense	159,721	334,941	(7,230)	-	487,432
EBITDAR / Adjusted EBITDAR	$ 723,771	$ -	$ 6,178	$ 25,101	$ 755,050

2015 Guidance – High End of Range

Reconciliation of Net (Loss) Income to EBITDA, EBITDAR, Adj. EBITDA & Adj. EBITDAR

		Adjustments			As adjusted
	Twelve months ended December 31, 2015	Conversion to cash basis leases (a)	Newly acquired or constructed businesses with start-up losses and newly divested facilities (b)	Other adjustments (c)	Twelve months ended December 31, 2015
Net revenues	$ 5,740,915	$ -	$ (42,865)	$ 388	5,698,438
Salaries, wages and benefits	3,363,604	-	(25,745)	(1,393)	3,336,466
Other operating expenses	1,365,422	-	(22,333)	(13,914)	1,329,175
General and administrative costs	177,340	-	-	(9,406)	167,934
Provision for losses on accounts receivable	100,791	-	(965)	-	99,826
Lease expense	159,721	334,941	(7,230)	-	487,432
Depreciation and amortization expense	237,303	(137,324)	(4,463)	-	95,516
Interest expense	508,043	(421,251)	(40)	-	86,752
Loss (gain) on extinguishment of debt	130	-	-	(130)	-
Other (income) loss	(7,522)	-	(38)	7,560	-
Investment income	(3,000)	-	-	-	(3,000)
Transaction costs	96,654	-	(63)	(96,591)	-
Skilled Healthcare loss contingency expense	31,500	-	-	(31,500)	-
Equity in net income of unconsolidated affiliates	(2,000)	-	-	-	(2,000)
(Loss) income before income tax expense	(287,071)	223,634	18,012	145,762	100,337
Income tax (benefit) expense	(114,828)	89,454	7,205	58,305	40,136
Income (loss) from continuing operations	(172,243)	134,180	10,807	87,457	60,201
Weighted-average common shares outstanding, diluted, on a fully exchanged basis	*154,603*				*154,603*
Adjustments to Compute EBITDA/Adjusted EBITDA and EBITDAR / Adjusted EBITDAR					
Depreciation and amortization expense	237,303	(137,324)	(4,463)	-	95,516
Interest expense	508,043	(421,251)	(40)	-	86,752
Loss (gain) on extinguishment of debt	130	-	-	(130)	-
Other (income) loss	(7,522)	-	(38)	7,560	-
Transaction costs	96,654	-	(63)	(96,591)	-
Skilled Healthcare loss contingency expense	31,500	-	-	(31,500)	-
Income tax (benefit) expense	(114,828)	89,454	7,205	58,305	40,136
EBITDA / Adjusted EBITDA	$ 579,037	$ (334,941)	$ 13,408	$ 25,101	282,605
Lease expense	159,721	334,941	(7,230)	-	487,432
EBITDAR / Adjusted EBITDAR	$ 738,758	$ -	$ 6,178	$ 25,101	770,037